UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 15, 2024
(Date of earliest event reported)
_________________________________________
BOWFLEX INC.
(Exact name of registrant as specified in its charter)
__________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

Nautilus, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

BOWFLEX INC.
FORM 8-K

Item 7.01	Regulation FD Disclosure.
Press Release

On April 15, 2024, the Company issued a press release announcing the entry of the Sale Order (as defined herein) by the Bankruptcy Court (as defined herein) authorizing the sale of the Acquired Assets (as defined herein) pursuant to the terms of the Stalking Horse Asset Purchase Agreement (as defined herein).

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.
As previously disclosed, on March 4, 2024, Bowflex, Inc. (the “Company”) and certain of its subsidiaries (together, the “Company Parties” or the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for relief under chapter 11 of title 11 of the United States Code 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The chapter 11 cases for the Company Parties (the “Chapter 11 Cases”) are being jointly administered under the caption In re Bowflex Inc., et al., Case No. 24-12364. Through the Chapter 11 Cases, the Company Parties sought to implement a sale of substantially all of their assets pursuant to Section 363 of the Bankruptcy Code.

As previously disclosed, on March 4, 2024, the Company entered into a “stalking horse” asset purchase agreement (the “Stalking Horse Asset Purchase Agreement”) with Johnson Health Tech Retail, Inc. (the “Bidder”) to sell the assets of the Company (the “Acquired Assets”) identified in the Stalking Horse Asset Purchase Agreement, representing substantially all of the assets of the Company, for a total of $37,500,000 in cash at the closing of the transaction, including a deposit of $3,750,000 paid into an escrow account on March 4, 2024, but less closing adjustment amounts for accounts receivable, inventory and certain transfer taxes.

In connection with the sale process, the Stalking Horse Asset Purchase Agreement was subject to the Company’s solicitation of higher and better offers pursuant to an auction process conducted under the supervision of the Bankruptcy Court. However, the Company received no competing qualifying offers during the marketing and sale process.

On April 15, 2024, the Bankruptcy Court entered an order (the “Sale Order”) authorizing the sale of the Acquired Assets pursuant to the terms of the Stalking Horse Asset Purchase Agreement (the “Asset Sale”). The Asset Sale remains subject to customary closing conditions and is anticipated to close on April 22, 2024. There will be no proceeds from the Asset Sale available for distribution to the Company’s common stockholders.

The foregoing description of the Stalking Horse Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stalking Horse Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2024, and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s statements regarding the process and potential outcomes of the Company’s Chapter 11 Cases, the Company’s expectations regarding the Stalking Horse Asset Purchase Agreement and related bidding procedures and the Bankruptcy Court’s approval thereof, and the Company’s ability to continue to operate as usual during the Chapter 11 Cases. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual expectations to differ materially from these forward-looking statements also include: weaker than expected demand for new or existing products; our ability to timely acquire inventory that meets our quality control standards from sole source foreign manufacturers at acceptable costs; risks associated with current and potential delays, work stoppages, or supply chain disruptions, including shipping delays due to the severe shortage of shipping containers; an inability to pass along or otherwise mitigate the impact of raw material price increases and other cost pressures, including unfavorable currency exchange rates and increased shipping costs; experiencing delays and/or greater than anticipated costs in connection with launch of new products, entry into new markets, or strategic initiatives; our ability to hire and retain key management personnel; changes in consumer fitness trends; changes in the media consumption habits of our target consumers or the effectiveness of our media advertising; a decline in consumer spending due to unfavorable economic conditions; risks related to the impact on our business of the COVID-19 pandemic or similar public health crises; softness in the retail marketplace; availability and timing of capital for financing our strategic initiatives, including being able to raise capital on favorable terms or at all; changes in the financial markets, including changes in credit markets and interest rates that affect our ability to access those markets on favorable terms and the impact of any future impairment. Additional assumptions, risks and uncertainties that could cause actual results to differ materially from those contemplated in these forward-looking statements are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWFLEX INC.
(Registrant)

April 15, 2024	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer
(Principal Financial Officer)